Prospectus

Dated May 3, 1999, as Supplemented June 4, 1999

MML Series Investment Fund

This prospectus describes the following funds.

MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

MML Managed Bond Fund seeks a high rate of return consistent with capital preservation, by investing primarily in investment grade, publicly-traded, fixed income securities.

MML Blend Fund seeks a high total rate of return over time consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.1

MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

MML Growth Equity Fund seeks growth of capital and income over time by investing primarily in equity securities of large companies with long-term growth potential.

MML Small Cap Growth Equity Fund seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.



--------------------
1"Standard & Poor's," "Standard & Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw Hill Companies, Inc. S&P makes no representation regarding the advisability of investing in the Fund.

Table Of Contents


Summary Information .......................................................    3

About the Funds
  MML Equity Fund .........................................................    4
  MML Managed Bond Fund ...................................................    6
  MML Blend Fund ..........................................................    8
  MML Equity Index Fund ...................................................   10
  MML Small Cap Value Equity Fund .........................................   12
  MML Growth Equity Fund ..................................................   13
  MML Small Cap Growth Equity Fund ........................................   14

Summary of Principal Risks ................................................   15

Principal Risks by Fund ...................................................   18

Fees and Expenses .........................................................   19

About the Investment Adviser and Sub-Advisers
  Massachusetts Mutual Life Insurance Company .............................   20
  David L. Babson and Company, Inc. .......................................   20
  Mellon Equity Associates, LLP ...........................................   20
  Massachusetts Financial Services Company ................................   20
  J.P. Morgan Investment Management Inc. ..................................   21
  Waddell & Reed Investment Management Company ............................   21

Advisers' Prior Performance
  Babson ..................................................................   22
  MFS .....................................................................   24
  J.P. Morgan and Waddell & Reed ..........................................   26

Investing in the Funds
  Buying and Redeeming Shares .............................................   28
  Determining Net Asset Value .............................................   28

Distributions and Taxation ................................................   29

Investment Performance ....................................................   30

Financial Highlights ......................................................   31

Appendix - Additional Investment Policies and Risk Considerations .........   35

Summary Information

The MML Series Investment Fund provides a broad range of investment choices. The following summary identifies each Fund's investment objectives, principal investment strategies, and principal investment risks. A "Summary of Principal Risks" of investing in the Funds begins on page 15.

For each Fund in existence for more than one year, we have provided a bar chart showing how the investment returns of that Fund have varied in the past ten years, or in the years since the Fund began if it is less than ten years old. The table following each bar chart shows how that Fund's average annual returns for the last one, five and ten years (or, for newer Funds, for shorter periods) compares to returns of broad-based securities market indices.

MML Growth Equity Fund, MML Small Cap Growth Equity Fund and MML Small Cap Value Equity Fund recently commenced operations, and consequently cannot provide annual total return information. For these Funds, we have provided performance information based on a composite of portfolios managed with similar investment objectives by the investment sub-adviser, set forth in the section called "Advisers' Prior Performance."

Past performance is not necessarily an indication of future performance. It is possible to lose money on investments in the Funds.

About The Funds


MML Equity Fund

Investment Objectives

This Fund's primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

Principal Investment Strategies

The Fund invests primarily in dividend paying stocks, securities convertible into stocks, and other securities (such as warrants and stock rights) whose value is based on stock prices. The Fund's portfolio manager follows a "value" approach that favors the stocks of companies having below-average-share-price to company earnings ("P/E") ratios and higher dividend yields relative to their industry groups. The Fund generally invests in publicly traded stocks of companies with market capitalizations greater than $2 billion and a history of operations of five years or more.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

 .  Market Risk,
 .  Credit Risk,
 .  Management Risk,
 .  Derivatives Risk,
 .  Liquidity Risk,
 .  Foreign Investment Risk, and
 .  Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.


Past Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to the S&P 500, a widely recognized unmanaged index of stock performance. The Fund's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life contracts through which you invest. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)

--------------------------------------------------------------------------------
                                    One              Five              Ten
                                    Year             Years            Years
--------------------------------------------------------------------------------
MML Equity Fund                    16.20%           19.66%           16.39%
--------------------------------------------------------------------------------
S&P 500*                           28.58%           24.70%           19.29%
--------------------------------------------------------------------------------

*The S&P 500(R) is the Standard & Poor's Composite 500 Stock Price Index, a widely recognized, unmanaged measure of common stock total return performance.

                                MML Equity Fund
                               Annual Performance

                           [BAR GRAPH APPEARS HERE]

                 Average Annual
Years            Total Returns
-----            --------------
1989                 23.04%
1990                 -0.51%
1991                 25.56%
1992                 10.48%
1993                  9.52%
1994                  4.10%
1995                 31.13%
1996                 20.25%
1997                 28.59%
1998                 16.20%


Best Quarter:  Q         12/31/98     16.16%

Worst Quarter: Q         9/30/90     -11.66%

MML Managed Bond Fund

Investment Objective

This Fund's investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

Principal Investment Strategies

The Fund invests primarily in investment grade debt securities, including:

 .  domestic and foreign corporate bonds

 .  bonds issued or guaranteed by the U.S. Government or its agencies

 .  mortgage-backed and other asset-backed securities

 .  money market securities, including commercial paper

Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, but no more than 15% may be illiquid at the time of purchase. If the Fund purchases a security that is not denominated in U.S. dollars, the Fund will enter into a currency transaction either to hedge the foreign currency risk or effectively convert the debt security to U.S. dollars.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

 .  Market Risk,
 .  Credit Risk,
 .  Management Risk,
 .  Prepayment Risk,
 .  Liquidity Risk,
 .  Derivatives Risk,
 .  Foreign Investment Risk,
 .  Emerging Markets Risk,
 .  Currency Risk, and
 .  Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to a broad-based bond market index. The Fund's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life contracts through which you invest. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)

--------------------------------------------------------------------------------
                                       One             Five            Ten
                                       Year           Years           Years
--------------------------------------------------------------------------------
MML Managed
Bond Fund                             8.14%           7.07%           9.19%
--------------------------------------------------------------------------------
Lehman Brothers
Government/                           9.46%           7.30%           9.33%
Corporate Index*
--------------------------------------------------------------------------------

*The Lehman Brothers Government/Corporate Index is an unmanaged measure of major U.S. government and investment grade corporate bonds with more than one year remaining until the scheduled payment of principal.

                             MML Managed Bond Fund
                               Annual Performance

                           [BAR GRAPH APPEARS HERE]

                 Average Annual
Years            Total Returns
-----            --------------
1989                 12.83%
1990                  8.37%
1991                 16.66%
1992                  7.31%
1993                 11.81%
1994                 -3.76%
1995                 19.14%
1996                  3.25%
1997                  9.91%
1998                  8.14%

Best Quarter:  Q         6/30/89     6.81%

Worst Quarter: Q         3/31/94     -3.43%

MML Blend Fund

Investment Objective

This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies

The Fund's portfolio consists of three segments:

 . Money Market Segment's objectives are to achieve high current income and to preserve capital.

 . Bond Segment's objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

 . Equity Segment's primary objective is to achieve a superior rate of return over time from both capital appreciation and current income.

The Fund adjusts the mix of investments among these three market segments based on MassMutual's judgment about each segment's potential for returns related to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances at least 25% of the Fund's total assets will be invested in debt securities. In addition, under normal circumstances, no investment will be made that would result in more than 90% of the Fund's net assets being invested in the Equity Segment or more than 50% of the Fund's net assets being invested in the Bond Segment. Up to 100% of the Fund's net assets may be invested in the Money Market Segment. No minimum percentage has been established for any of the segments.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

 .  Market Risk,
 .  Credit Risk,
 .  Management Risk,
 .  Prepayment Risk,
 .  Liquidity Risk,
 .  Derivatives Risk,
 .  Foreign Investment Risk,
 .  Emerging Markets Risk,
 .  Currency Risk, and
 .  Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to two broad-based market indices, as well as a more specialized index. The Fund's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life contracts through which you invest. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)

--------------------------------------------------------------------------------
                                         One         Five         Ten
                                         Year        Years       Years
--------------------------------------------------------------------------------
MML Blend Fund                          13.56%      14.60%      13.70%
--------------------------------------------------------------------------------
S&P 500 Index*                          28.58%      24.70%      19.29%
--------------------------------------------------------------------------------
Lehman Brothers
Government/                              9.46%       7.30%       9.33%
Corporate Index**
--------------------------------------------------------------------------------
Lipper Balanced
Fund Index***                           15.09%      13.87%      13.32%
--------------------------------------------------------------------------------


*The S&P 500(R) is the Standard & Poor's Composite 500 Stock Price Index, a widely recognized, unmanaged measure of common stock total return performance.

**The Lehman Brothers Government/Corporate Index is an unmanaged measure of major U.S. government and investment grade corporate bonds with more than one year remaining until the scheduled payment of principal.

***The Lipper Balanced Fund Index is an unmanaged, equally weighted measure of the 30 largest mutual funds within their investment objective category.


                                 MML Blend Fund
                               Annual Performance

                           [BAR GRAPH APPEARS HERE]

                 Average Annual
Years            Total Returns
-----            --------------
1989                 19.96%
1990                  2.37%
1991                 24.00%
1992                  9.36%
1993                  9.70%
1994                  2.48%
1995                 23.28%
1996                 13.95%
1997                 20.89%
1998                 13.56%

Best Quarter:  Q         6/30/97     10.03%

Worst Quarter: Q         9/30/90     -7.96%

MML Equity Index Fund

Investment Objective

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by Standard & Poor's 500 Composite Stock Price Index.

Principal Investment Strategies

The Fund seeks to duplicate the investment results of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in the following securities:

 . 500 selected common stocks that comprise the index, most of which are listed on the New York Stock Exchange

 .  Standard & Poor's Depositary Receipts

 .  stock index futures

Under normal circumstances, at least 80% of the Fund's total assets will be invested in these securities. The percentage of the Fund's assets invested in each stock in the index is approximately the same as the percentage it represents in the Index. There may be circumstances when the Fund is not invested in every stock included in the Index.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

 .  Market Risk,
 .  Credit Risk,
 .  Management Risk,
 .  Derivatives Risk,
 .  Foreign Investment Risk, and
 .  Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to a broad-based stock market index. The Fund's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life contracts through which you invest. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.



                         Average Annual Total Returns*
                   (for the period ending December 31, 1998)

--------------------------------------------------------------------------------
                                                    One       Since
                                                   Year     Inception
--------------------------------------------------------------------------------
MML Equity Index Fund                             28.22%      31.03%
--------------------------------------------------------------------------------
S&P 500**                                         28.58%      31.23%
--------------------------------------------------------------------------------

*MML Equity Index Fund commenced operations on May 1, 1997.

**The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                             MML Equity Index Fund
                               Annual Performance



                                        Total Average
                    Year                Annual Return
                   -----               ---------------
                   1998                     28.22%





                    Best Quarter:  Q    12/30/98     21.2%

                    Worst Quarter: Q    9/30/98     -10.13%

MML Small Cap Value Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies

The Fund invests primarily in stocks, securities convertible into stocks, and other securities such as warrants and stock rights, whose value is based on stock prices. The Fund generally invests in publicly traded stocks of companies with a market capitalization, at the time of purchase, of $750 million or less.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

 .  Market Risk,
 .  Small Company Risk,
 .  Credit Risk,
 .  Management Risk,
 .  Liquidity Risk,
 .  Derivatives Risk,
 .  Foreign Investment Risk, and
 .  Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

This Fund commenced operations on June 1, 1998, and therefore cannot provide annual total return information. Performance information for the Fund's sub-adviser, David L. Babson and Company, Inc., is provided in the "Advisers' Prior Performance" section of this Prospectus.

MML Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing its assets, except for working cash balances, primarily in the common stocks and securities convertible into common stocks of companies which the investment sub-adviser, Massachusetts Financial Services Company ("MFS"), believes offer better than average prospects for long-term growth.

The sub-adviser uses a bottom-up investment style, which means that securities are selected based upon fundamental analysis performed by the portfolio manager and the sub-adviser's large group of equity research analysts.

In managing the Fund, MFS seeks to purchase securities of companies that it considers well-run and poised for growth, particularly companies which demonstrate:

 .  a strong franchise, strong cash flows and a recurring revenue stream

 . a strong industry position, where there is potential for high profit margins and/or substantial barriers to new entry in the industry

 .  a strong management with a clearly defined strategy

 .  new products or services

The Fund may invest up to 30% of its net assets in foreign securities, including companies in emerging markets. The Fund may have exposure to foreign currencies through its foreign investments, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

 .  Market Risk,
 .  Growth Company Risk,
 .  Credit Risk,
 .  Management Risk,
 .  Derivatives Risk,
 .  Foreign Investment Risk,
 .  Emerging Markets Risk,
 .  Currency Risk, and
 .  Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

This Fund commenced operations on May 3, 1999, and therefore cannot provide annual total return information. Performance information for the Fund's sub-adviser, Massachusetts Financial Services Company, is provided in the "Advisers' Prior Performance" section of this Prospectus.

MML Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

This Fund seeks to achieve its objective by keeping its assets invested in common stocks and securities which are convertible into stock, as market conditions warrant. The Fund may maintain cash reserves for liquidity and defensive purposes. The Fund will generally buy securities of companies whose market capitalization is greater than $100 million but less than $1.5 billion at the time of purchase. The Fund is not required to invest in dividend-paying stocks, since current income is not an objective of the Fund.

MassMutual has retained two sub-advisers to manage the Fund, each being responsible to manage a portion of the assets of the portfolio.

J.P. Morgan Investment Management Inc.'s ("J.P. Morgan") investment process emphasizes in-depth proprietary research and stock valuation and selection. The sub-adviser's research analysts forecast companies' prospects over a relatively long period -- often as much as five years - in an effort to gain insight into a company's real growth potential. J.P. Morgan uses a variety of valuation models to quantify the research team's findings and rank companies in each industry according to their relative value. Using the research and rankings, companies are chosen focusing on each company's business strategy and competitive environment. The sub-adviser seeks to buy stocks for the Fund that are ranked as undervalued or fairly valued and are poised for long-term growth. While J.P. Morgan holds stocks in many industries, it tends to emphasize industries with higher growth potential, such as technology, health care and consumer services.

Waddell & Reed Investment Management Company ("Waddell & Reed") uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure.

Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur, and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed typically buys companies with an anticipated three-year holding period, and therefore expects this portion of the Fund's portfolio to have lower than 50% annual turnover.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

 .  Market Risk,
 .  Small Company Risk
 .  Credit Risk,
 .  Growth Company Risk,
 .  Management Risk,
 .  Liquidity Risk,
 .  Derivatives Risk,
 .  Foreign Investment Risk,
 .  Emerging Markets Risk,
 .  Currency Risk, and
 .  Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

This Fund commenced operations on May 3, 1999, and therefore cannot provide annual total return information. Performance information for the Fund's two sub-advisers, J.P. Morgan and Waddell & Reed, is provided in the "Advisers' Prior Performance" section of this Prospectus.

Summary Of Principal Risks


The value of your investment in a Fund changes with the values of the investments in a Fund's portfolio. Many factors can affect those values. Factors that may affect a particular Fund's portfolio as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. Investments mentioned in this summary and described in greater detail under "Additional Investment Policies and Risk Considerations" appear in bold type. This section also includes more information about the Funds, their investments and the related risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You could make money in these Funds, but you also have the potential to lose money.

 . Market Risk. All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. MML Managed Bond Fund, MML Equity Index Fund and MML Blend Fund's Bond and Money Market Segments are subject to market risk because they invest some or all of their assets in debt securities such as bonds, notes and asset-backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, your investment in these Funds is likely to be worth less because their debt securities are likely to be worth less.

   This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. Even the highest quality debt securities are subject to market risk which is generally greater for lower-rated securities or comparable unrated securities.

   In the case of stocks and other equity securities, market risk is the result of a number of factors, including general economic and market conditions, prospects of the securities' issuer, changing interest rates, and real or perceived economic and competitive industry conditions.

   MML Equity Fund, the Equity Segment of MML Blend Fund, MML Growth Fund, MML Small Cap Value Fund and MML Small Cap Growth Fund maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

 . Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. MML Small Cap Value Equity Fund and MML Small Cap Growth Equity Fund generally have the greatest exposure to this risk.

 . Growth Company Risk. Market risk is also particularly pronounced for "growth" companies. The prices of growth company securities held by MML Growth Equity Fund and MML Small Cap Growth Equity Fund may fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500 Index) because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume.

 . Credit Risk. All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for MML Managed Bond Fund and the Bond Segment of MML Blend Fund to the extent they invest in below investment-grade securities. These debt securities and similar unrated securities, which are commonly known as "junk bonds," have speculative elements or are predominantly speculative credit risks. MML Managed Bond Fund and the Bond Segment of MML Blend Fund invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

 . Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. The Funds' investment advisers manage the Funds according to the traditional methods of active investment management, that is, by buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Funds' investment advisers apply their investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee they will produce the desired result.

 . Prepayment and Reinvestment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. MML Managed Bond Fund and the Bond Segment of MML Blend Fund may be subject to prepayment risk if they invest in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which is the least desirable time. These Funds are also subject to reinvestment risk, which is the chance that cash flows from securities will be reinvested at lower rates in a falling interest rate environment.

 . Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Investments in derivatives, foreign securities, private placements and securities with small market capitalization and substantial market and/or credit risk tend to have greater liquidity risk. Accordingly, MML Managed Bond Fund, MML Small Cap Value Equity Fund, MML Small Cap Growth Equity Fund and the Bond Segment of MML Blend Fund may be subject to liquidity risk.

 . Derivatives Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

 . Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, can also adversely affect securities of other countries whose economies appear to be unrelated.

   MML Equity Fund, MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund are subject to foreign investment risk. Because the Standard & Poor's 500 Composite Stock Price Index includes the stocks of some foreign issuers, MML Equity Index Fund may also invest in these foreign securities, subjecting this Fund to foreign investment risk.

 . Emerging Markets Risk. When the Adviser or Sub-Adviser deems those investments are consistent with the Fund's investment objectives and policies, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Blend Fund and MML Managed Bond may invest in emerging markets, subject to the applicable restrictions on foreign investments. Emerging markets are generally considered to be the countries having "emerging market economies" based on factors such as the country's foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in foreign securities in emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These could result in settlement delays and temporary periods when a portion of a Fund's assets are not invested, or a loss in value due to illiquidity.

 .  Currency Risk. MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML
   Growth Equity Fund and MML Small Cap Growth Equity Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in particular currencies against fluctuations in value. There is a risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

   The Bond Segment of MML Blend Fund and MML Managed Bond Fund intend to invest in foreign securities if (i) such securities are denominated in U.S. dollars, or (ii) if not denominated in U.S. dollars, these Funds will enter into a foreign currency transaction intended to hedge the currency risk associated with a particular foreign security.

 . Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                      Smaller   Growth                        Pre                           Foreign   Emerging
              Market  Company  Company  Credit  Management  payment Liquidity  Derivative  Investment  Markets  Currency  Leveraging

Fund           Risk    Risk     Risk     Risk      Risk      Risk     Risk       Risk         Risk      Risk      Risk       Risk
MML Equity
Fund            X                         X         X                             X            X                              X

MML Managed
Bond Fund       X                         X         X         X        X          X            X         X         X          X

MML Blend
Fund            X                         X         X         X        X          X            X         X         X          X

MML Equity
Index Fund      X                         X         X                             X            X                              X

MML Small
Cap Value
Equity Fund     X       X                 X         X                  X          X            X                   X          X

MML Growth
Equity Fund     X                X        X         X                             X            X         X         X          X

MML Small
Cap Growth
Equity Fund     X       X        X        X         X                  X          X            X         X         X          X

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest. The fee tables shown below are meant to assist you in understanding these fees and expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund's assets, which means you pay them indirectly.

This table describes the fees and expenses you may pay if you invest in the Funds.

                                                                                                  MM
                                       MML                     MML         MML         MML     Small Cap
                            MML      Managed       MML        Equity   Small Cap      Growth    Growth
                          Equity      Bond        Blend       Index   Value Equity    Equity    Equity
---------------------------------------------------------------------------------------------------------
Annual Fund
Operating
Expenses
(expenses
that are
deducted
from Fund
assets)
% of average
daily
net assets               0.0039%     0.0287%     0.0042%     0.1992%     0.6179%      0.25%      0.25%
Management
Fees                     0.3672%     0.4525%     0.3672%     0.3996%     0.6715%      0.80%      1.075%
Other
Expenses                     --          --          --          --     -0.5079%*    -0.14%*    -0.14%*

Total**                  0.3710%     0.4812%     0.3714%     0.5988%     0.7815%      0.91%      1.185%
---------------------------------------------------------------------------------------------------------

*MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of
 .11% of the average daily net asset values through April 30, 2000 for MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Small Cap Value Equity Fund,
MML Growth Equity Fund and MML Small Cap Growth Fund. Such agreement cannot be terminated unilaterally by MassMutual.

**Other Expenses and Total Operating Expenses for MML Growth Equity Fund and MML Small Cap Growth Equity Fund are based on estimated amounts for the first fiscal year of these Funds.

EXAMPLES. These examples are intended to help you compare the cost of investing in MML Series Investment Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the shares of the Funds for the time periods indicated, that your investment earns a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                                  MM
                                       MML                     MML         MML         MML     Small Cap
                            MML      Managed       MML        Equity   Small Cap      Growth    Growth
                          Equity      Bond        Blend       Index   Value Equity    Equity    Equity
---------------------------------------------------------------------------------------------------------
1 Year                   $ 38.96     $ 50.53     $ 39.00     $ 62.86    $   82.06    $ 95.55    $124.43
3 Years                  $122.34     $158.50     $122.47     $196.95    $  369.00    $326.47    $388.80
5 Years                  $213.59     $276.39     $213.81     $343.02    $  677.57      N/A        N/A
10 Years                 $481.16     $620.73     $481.67     $767.87    $1,552.99      N/A        N/A
---------------------------------------------------------------------------------------------------------

Since the Funds do not impose any shareholder fees, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

About The Investment Adviser and Sub-Advisers

MassMutual is the Funds' investment manager and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets in excess of $67 billion and assets under management in excess of $176 billion. MassMutual uses its subsidiary, David L. Babson and Company, Inc., to help manage certain Funds.

In 1998, each Fund paid MassMutual an investment management fee based on a percentage of its average daily net assets as follows: MML Equity Fund, .37%; MML Managed Bond Fund, .45%; MML Blend Fund, .37%; MML Equity Index Fund, .40%; MML Small Cap Value Equity Fund, .39%.

   Ms. Mary Wilson Kibbe is the person principally responsible for the day-to-day management of MML Managed Bond Fund and the Money Market and Bond Segments of MML Blend Fund. She has managed these accounts since their inception. She has been associated with MassMutual since 1982 and is responsible for overseeing all public fixed income trading for MassMutual and its insurance company subsidiaries.

David L. Babson and Company, Inc. ("Babson") manages the investments of MML Equity Fund, the Equity Segment of MML Blend Fund, and MML Small Cap Value Fund. Babson has provided investment advice to individual and institutional investors for more than 50 years and manages more than $19 billion.

   Mr. Walter T. McCormick is the person principally responsible for the day-to-day management of MML Equity Fund and the Equity Segment of MML Blend Fund. Mr. McCormick, who has 14 years of investment experience, joined Babson and began managing these accounts in July 1998. Prior to that, he managed equity portfolios for Keystone Investments, Inc.

   George M. Ulrich is the person principally responsible for the day-to-day management of MML Small Cap Value Equity Fund. He has managed the Fund since its inception and has 32 years of investment experience. He joined Babson in 1996 and has been associated with the MassMutual organization as a portfolio manager since 1983.

Mellon Equity Associates, LLP ("Mellon Equity") serves as MML Equity Index Fund's investment sub-adviser, providing day-to-day management of the Fund's investments. Mellon Equity is a Pennsylvania business trust founded in 1987 whose beneficial owners are Mellon Bank N.A. and MMIP, Inc. (a wholly owned subsidiary of Mellon Bank Corporation ("Mellon Bank")). Mellon Equity is a registered investment adviser. As of December 31, 1998, Mellon Equity had approximately $9 billion assets under management, and serves as the investment adviser or sub-adviser of 18 other investment companies.

Massachusetts Financial Services Company ("MFS") manages the investments of the MML Growth Equity Fund. MFS has approximately $95 billion in assets under management. MFS is an indirect, wholly-owned subsidiary of Sun Life Assurance Company of Canada.

   Mr. Stephen Pesek is primarily responsible for the day-to-day management of the portfolio of MML Growth Equity Fund. He has been a with MFS since 1994, and is a Vice President of MFS. He manages other portfolios with similar objectives to the Fund.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") manages 50% of the portfolio of MML Small Cap Growth Equity Fund. J.P. Morgan manages over $277 billion in assets, and $56.4 billion in U.S. institutional equity assets.

   Ms. Candice Eggress is primarily responsible for the day-to-day management of the portfolio of the Fund. Ms. Eggress has been with J.P. Morgan since May of 1996 as a member of the U.S. small company portfolio management team, and from June of 1993 to May of 1996 held a similar position with Weiss, Peck & Greer. Ms. Eggress manages other portfolios for J.P. Morgan with similar investment objectives to the Fund.

   Ms. Saira Malik is a J.P. Morgan professional who assists Ms. Eggress with the day-to-day management of the portfolio of the Fund. Ms. Malik has been with J.P. Morgan since July of 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Ms. Malik manages or assists with managing other portfolios for J.P. Morgan with similar investment objectives to the Fund.

Waddell & Reed Investment Management Company ("Waddell & Reed") manages 50% of the portfolio of MML Small Cap Growth Equity Fund. Waddell & Reed has approximately $27 billion in assets under management, including approximately $3.4 billion in institutional assets.

   Mr. Mark Seferovich, CFA is primarily responsible for the day-to-day management of the portfolio of MML Small Cap Growth Equity Fund. Mr. Seferovich is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

   Mr. Grant Sarris, CFA is a Waddell & Reed professional who assists Mr. Seferovich in the day-to-day management of the portfolio of the Fund. Mr. Sarris is currently a vice president and portfolio manager for Waddell & Reed. He joined Waddell & Reed in 1991 as an investment analyst. In 1996 he was named assistant portfolio manager of the small capitalization growth equity style. Prior to joining Waddell & Reed, he was an intern with Shin-Nihon Kohan, Ltd. in Tokyo.

Advisers' Prior Performance

Babson

Babson serves as the investment manager of other accounts that have investment objectives, policies and strategies that are substantially similar to those of MML Small Cap Value Equity Fund (collectively, the "Small Cap Value Accounts"). The performance information shown below is based on a composite of the Small Cap Value Accounts and has been adjusted to give effect to the estimated fees and expenses (without giving effect to any expense waivers or reimbursements) of the Fund during its first year of operation.

The performance information shown below has not been adjusted to give effect to charges imposed by the separate investment accounts that invest in the Fund, which, if included, would decrease the performance figures shown. The performance of the Small Cap Value Accounts composite has been calculated in accordance with standards established by the Association for Investment Management and Research.

The performance represents total return, which includes capital appreciation and income. During the entire ten year period ended December 31, 1998, George M. Ulrich, the individual responsible for the day-to-day portfolio management of the Fund, has been the portfolio manager of the Small Cap Value Accounts. Unlike the Fund, the Small Cap Value Accounts include accounts that were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. In addition, the Small Cap Value Accounts include accounts that were not subject to Subchapter M of the Internal Revenue Code (the "Code"), which imposes certain limitations on the investment operations of the Fund. If the Small Cap Value Accounts had all been registered under the 1940 Act, and subject to Subchapter M of the Code, their performance might have been adversely affected. The Fund's expenses, timing of purchases and sales of portfolio securities, availability of cash flows, and brokerage commissions are all additional reasons that the performance results of the Fund may vary from that of the Small Cap Value Accounts.

The following table also shows the average annual total return of the Russell 2000 Index(R) for the same periods.

The quoted performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                            Composite Performance of
                            Small Cap Value Accounts

--------------------------------------------------------------------------------
                     1 Yr. Period    3 Yr. Period   5 Yr. Period   10 Yr. Period
                          Ended           Ended         Ended          Ended
                        12/31/98        12/31/98      12/31/98       12/31/98
--------------------------------------------------------------------------------
Small Cap
Value
Accounts                 -8.93%          15.18%        11.91%         13.08%
--------------------------------------------------------------------------------
Russell 2000
Index*                   -2.55%          11.58%        11.87%         12.92%
--------------------------------------------------------------------------------
*The Russell 2000 Index(R) is a widely recognized unmanaged index consisting of 2,000 small capitalization common stocks.

               Composite Performance of Small Cap Value Accounts

                           [BAR GRAPH APPEARS HERE]


                               1989      18.61%
                               1990      -5.46%
                               1991      29.21%
                               1992      17.45%
                               1993      14.46%
                               1994      -4.31%
                               1995      20.07%
                               1996      22.93%
                               1997      36.48%
                               1998      -8.93%


               Best Quarter: Q          6/30/97        18.65%

               Worst Quarter: Q         9/30/98       -19.08

Set forth below is the composite annual performance and average annual total returns for the Small Cap Value Accounts, without considering investment management, administrative or custody fees.

       1989             1990            1991           1992           1993
       ----             ----            ----           ----           ----
      19.27%           -4.91%          29.87%         17.87%         14.89%
       1994             1995            1996           1997           1998
       ----             ----            ----           ----           ----
       -3.9%           20.63%          23.67%         37.35%          -8.3%

     One Year        Three Year      Five Year       Ten Year
     --------        ----------      ---------       --------
       -8.3%           20.63%          14.89%         19.27%

MFS

Performance data shown below is based on a composite of all other portfolios managed by MFS, the Fund's sub-adviser, adjusted to reflect the fees and expenses of the Fund (the "Growth Equity Accounts"). Some of these portfolios are mutual funds registered with the SEC, and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund. However, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions which the Fund, as a registered mutual fund, will be subject to. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The performance information shown below is a composite of portfolios managed by the Fund's sub-adviser with similar investment objectives and policies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The performance information shown below has not been adjusted to give effect to charges imposed by the separate accounts that invest in the Fund, which, if included, would decrease the performance figures shown. The following table also shows the average annual total return of the S&P 500 Index for the same periods.

The quoted performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                Composite Performance of Growth Equity Accounts

--------------------------------------------------------------------------------
                           1 Yr.         3 Yr.         5 Yr.         10 Yr.
                           Period        Period        Period        Period
                           Ended         Ended         Ended         Ended
                          12/31/98      12/31/98      12/31/98      12/31/98
--------------------------------------------------------------------------------
Growth Equity
Accounts                   40.58%        36.73%        24.94%        21.46%
--------------------------------------------------------------------------------
S&P 500*                   28.58%        28.23%        24.70%        19.29%
--------------------------------------------------------------------------------
*The S&P 500(R) is the Standard & Poor's Composite 500 Stock Price Index, a widely recognized, unmanaged measure of common stock total return performance.

                      Composite of Growth Equity Accounts'
                               Annual Performance


                           [BAR GRAPH APPEARS HERE]

                               1989       35.40%
                               1990       -5.30%
                               1991       47.57%
                               1992        6.18%
                               1993       14.24%
                               1994       -7.09%
                               1995       28.21%
                               1996       22.72%
                               1997       48.18%
                               1998       40.58%

                 Best Quarter: Q        12/31/98        25.91%

                 Worst Quarter: Q        9/30/90       -25.25%


Set forth below is the composite annual performance and average annual total returns for MFS for its Growth Equity Accounts, without considering investment management, administrative or custody fees:

       1989             1990            1991           1992           1993
       ----             ----            ----           ----           ----
      36.44%           -4.26%          48.61%          7.22%         15.28%
       1994             1995            1996           1997           1998
       ----             ----            ----           ----           ----
      -6.05%           29.25%          23.76%         49.22%         41.62%

     One Year        Three Year      Five Year       Ten Year
     --------        ----------      ---------       --------
      41.62%           37.77%          26.00%         22.52%

J.P. Morgan and Waddell & Reed

Both J.P. Morgan and Waddell & Reed provide investment management services for other accounts that have investment objectives, policies and strategies that are similar to those of MML Small Cap Growth Equity Fund (collectively, the "Small Cap Growth Equity Accounts").

The J.P. Morgan performance data is based on the historical performance of all discretionary investment management accounts under its management with substantially similar investment objectives and policies as the Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, and some are private accounts. The private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions which the Fund, as a registered mutual fund, will be subject to. In addition, the private accounts managed by J.P. Morgan includes accounts that were not subject to Subchapter M of the Internal Revenue Code (the "Code"), which imposes certain limitations on the investment operations of the Fund. The performance of the private accounts may have been adversely affected if they had been registered with the SEC and subject to Subchapter M of the Code.

From January 1, 1996, the Waddell & Reed performance data is based on a composite of all accounts it manages with substantially similar investment objectives and policies as the Fund, adjusted to reflect the fees and expenses of the Fund. From inception of the Waddell & Reed's Small Cap Composite on April 1, 1989 through December 31, 1995, performance is based on data of Small Cap style mutual fund portfolios managed by Waddell & Reed. The private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions which the Fund, as a registered mutual fund, will be subject to. In addition, the private accounts managed by Waddell & Reed includes accounts that were not subject to Subchapter M of the Internal Revenue Code (the "Code"), which imposes certain limitations on the investment operations of the Fund. The performance of the private accounts may have been adversely affected if they had been registered with the SEC and subject to Subchapter M of the Code.

The composite performance shown is a composite of portfolios managed by each of the Fund's Sub-Advisers with similar investment objectives and policies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The performance information shown for both J.P. Morgan and Waddell & Reed has not been adjusted to give effect to charges imposed by the separate accounts that invest in the Fund, which, if included, would decrease the performance figures shown.

Composite performance for each of the Sub-Adviser's portfolios is provided solely to illustrate that Sub-Adviser's performance in managing portfolios with investment objectives similar to the applicable Fund. Such performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

                           Composite Performance of
                           Small Cap Growth Accounts

--------------------------------------------------------------------------------
                           1 Yr.          3 Yr.         5 Yr.        10 Yr.
                           Period         Period        Period       Period
                           Ended          Ended         Ended        Ended
                          12/31/98       12/31/98      12/31/98     12/31/98
--------------------------------------------------------------------------------
J.P. Morgan
Small Cap
Growth
Accounts                    0.82%         17.24%          N/A         N/A
--------------------------------------------------------------------------------
Waddell &
Reed
Small Cap
Growth
Accounts                   54.76%         31.11%         27.57%       N/A
--------------------------------------------------------------------------------
Russell 2000
Growth Index*              -2.49%         11.58%         11.88%       N/A
--------------------------------------------------------------------------------

*The Russell 2000(R) Growth Index is an unmanaged index consisting of 2,000 common stocks of small-capitalization, growth-oriented companies.

                    Composite of Small Cap Growth Accounts'
                               Annual Performance

                           [BAR GRAPH APPEARS HERE]

                   Date     Waddell & Reed     J.P. Morgan
                   ----     --------------     -----------
                   1989         N/A                N/A
                   1990         2.02%              N/A
                   1991        89.15%              N/A
                   1992         4.43%              N/A
                   1993        11.03%              N/A
                   1994        11.88%              N/A
                   1995        34.01%             41.92%
                   1996         6.50%             24.02%
                   1997        36.74%             28.87
                   1998        54.76%              0.82%



       J.P. Morgan's Best Quarter: Q           12/31/98        23.92%

       J.P. Morgan's Worst Quarter: Q           9/30/98       -22.02%

       Waddell & Reed's Best Quarter: Q        12/31/98        36.60%

       Waddell & Reed's Worst Quarter: Q        9/30/90       -18.12%


Set forth below is the composite annual performance and average annual total returns for J.P. Morgan, without considering investment management, administrative or custody fees:

       1989            1990            1991            1992           1993
       ----            ----            ----            ----           ----
        N/A             N/A             N/A             N/A            N/A
       1994            1995            1996            1997           1998
       ----            ----            ----            ----           ----
        N/A           43.24%          25.34%          30.19%          2.14%

     One Year        Three Year      Five Year       Ten Year
     --------        ----------      ---------       --------
       2.14%          18.56%            N/A             N/A

Set forth below is the composite annual performance and average annual total returns for Waddell & Reed, without considering investment management, administrative or custody fees:

       1989            1990            1991            1992           1993
       ----            ----            ----            ----           ----
        N/A            3.34%          90.46%           5.75%         12.35%
       1994            1995            1996            1997           1998
       ----            ----            ----            ----           ----
       13.2%          35.33%           7.81%          38.06%         56.1%

     One Year        Three Year      Five Year       Ten Year
     --------        ----------      ---------       --------
      56.10%          32.45%           28.91%           N/A

Investing In The Funds

Buying and Redeeming Shares

MML Series Investment Fund provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of MML Series Investment Fund are not offered to the general public.

The shares of each Fund are sold at their net asset value (NAV) as next computed after receipt of the purchase order, without the deduction of any selling commission or "sales load." The Funds' generally determine their NAV at 4:00 p.m. Eastern time every day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is accepted by the Funds. The Funds will suspend selling their shares during any period when the determination of NAV is suspended.

The Funds redeem their shares at their next NAV computed after the Funds' transfer agent receives your redemption request. You will usually receive payment for your shares within 7 days after the transfer agent receives your written redemption request. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds' determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Determining Net Asset Value

The Funds generally determine their NAV's at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open.

The Funds generally value portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Funds' Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

Distributions and Taxation

Distributions

The declaration and distribution policies specific to each Fund are outlined below.

 . MML Equity, MML Equity Index, MML Small Cap Value Equity , MML Growth Equity and MML Small Cap Growth Equity Funds. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the respective Funds at net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

 . MML Managed Bond and MML Blend Funds. Dividends from net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at the option of the shareholder shares are valued at net asset value on the first business day after the record date for the distribution.

Taxation

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Generally, owners of variable life and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life contracts.

Investment Performance

From time to time, each of the Funds may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Funds are net of the Funds' operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

Each of the Funds may quote yield. The yield for each Fund refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

For more information about the investment performance of the Funds, see the Statement of Additional Information.

Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available on request. Financial highlights are not available for MML Growth Equity Fund and MML Small Cap Growth Equity Fund since they commenced operations on May 3, 1999.

Selected per share data for each series share outstanding throughout each year ended December 31:

                                                               MML EQUITY FUND

                                  1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
                                  ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net assets value:
   Beginning of year           $  35.443 $  29.786 $  25.924 $  20.520  $ 20.510  $ 19.862  $ 18.735  $ 15.659  $ 16.764  $ 14.929
                               --------- --------- --------- ---------  --------  --------  --------  --------  --------  --------
Income from investment
 operations:
Net investment income              0.724     0.709     0.703     0.634     0.594     0.524     0.543     0.563     0.636     0.694
Net realized and unrealized
 gain (loss) on investments        5.016     7.806     4.547     5.754     0.248     1.365     1.420     3.440    (0.722)    2.746
                               --------- --------- --------- ---------  --------  --------  --------  --------  --------  --------
Total from investment
 operations                        5.740     8.515     5.250     6.388     0.842     1.889     1.963     4.003    (0.086)    3.440
                               --------- --------- --------- ---------  --------  --------  --------  --------  --------  --------
Less distributions:
Dividends from net
 investment income                (0.724)   (0.709)   (O.703)   (0.634)   (0.594)   (0.524)   (0.543)   (0.562)   (0.665)   (0.711)
Distribution from net
 realized gains                   (1.261)   (2.149)   (0.685)   (0.350)   (0.238)   (0.717)   (0.288)   (0.365)   (0.354)   (0.894)
Distribution in excess of
 net realized gains                    -         -         -         -         -         -    (0.005)        -         -         -
                               --------- --------- --------- ---------  --------  --------  --------  --------  --------  --------
Total distributions               (1.985)   (2.858)   (1.388)   (0.984)   (0.832)   (1.241)   (0.836)   (0.927)   (1.019)   (1.605)
                               --------- --------- --------- ---------  --------  --------  --------  --------  --------  --------
Net asset value:
 End of year                   $  39.198 $  35.443 $  29.786 $  25.924  $ 20.520  $ 20.510  $ 19.862  $ 18.735  $ 15.659  $ 16.764
                               ========= ========= ========= =========  ========  ========  ========  ========  ========  ========
Total return*                     16.20%    28.59%    20.25%    31.13%     4.10%     9.52%    10.48%    25.56%    (0.51%)   23.04%
Net assets (in millions):
 End of year                   $2,938.11 $2,363.44 $1,701.99 $1,248.90   $820.78   $663.09   $490.62   $355.04   $235.45   $226.41
Ratio of expenses to average
 net assets                        0.37%     0.35%     0.38%     0.41%     0.43%     0.44%     0.46%     0.48%     0.49%     0.50%
Ratio of net investment income
 to average net assets             1.95%     2.03%     2.65%     2.89%     3.04%     3.23%     3.09%     3.43%     4.09%     4.30%
Portfolio turnover rate           14.03%    15.30%    11.42%    11.72%     9.99%    11.28%     9.07%     9.37%    13.50%    15.71%

*Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

                             MML MANAGED BOND FUND

                                                   1998              1997          1996             1995                 1994
                                                   ----              ----          ----             ----                 ----
Net asset value:
   Beginning of year                             $ 12.410          $ 12.048      $  12.448         $ 11.141           $  12.405
                                                 --------          --------      ---------         --------           ---------
Income from investment operations:
Net investment income                               0.756             0.801          0.776            0.782               0.792
Net realized and unrealized
   gain (loss) on investments
   and forward commitments                          0.236             0.356         (0.401)           1.307              (1.264)
                                                 --------          --------      ---------         --------           ---------
Total from investment operations                    0.992             1.157          0.375            2.089              (0.472)
                                                 --------          --------      ---------         --------           ---------
Dividends from net investment income               (0.749)           (0.795)        (0.775)          (0.782)             (0.792)
Distributions from net realized gains              (0.057)               --             --               --                  --
Distributions in excess of net
   realized gains                                      --                --             --               --                  --
                                                 --------          --------      ---------         --------           ---------
Total distributions                                (0.806)           (0.795)        (0.775)          (0.782)             (0.792)
                                                 --------          --------      ---------         --------           ---------
Net asset value:
   End of year                                   $ 12.596          $ 12.410      $  12.048         $ 12.448           $  11.141
                                                 ========          ========      =========         ========           =========
Total return                                        8.14%             9.91%          3.25%           19.14%              (3.76%)

Net assets (in millions):
   End of year                                    $254.11           $205.32        $181.57          $158.70             $121.21
Ratio of expenses to average
   net assets                                       0.48%             0.47%          0.51%            0.52%               0.52%
Ratio of net investment income
   to average net assets                            6.07%             6.06%          6.54%            6.63%               6.69%
Portfolio turnover rate                            41.18%            41.99%         46.12%           70.00%              32.77%


                                                    1993              1992          1991              1990              1989
                                                    ----              ----          ----              ----              ----
Net asset value:
   Beginning of year                             $ 12.041         $  12.219       $ 11.318         $ 11.354            $ 10.919
                                                 --------         ---------       --------         --------            --------
Income from investment operations:
Net investment income                               0.785             0.870          0.903            0.943               0.918
Net realized and unrealized
   gain (loss) on investments
   and forward commitments                          0.618             0.001          0.916           (0.036)              0.454
                                                 --------         ---------       --------         --------            --------
Total from investment operations                    1.403             0.871          1.819            0.907               1.372
                                                 --------         ---------       --------         --------            --------
Less distributions:
Dividends from net investment income               (0.784)           (0.869)        (0.902)          (0.943)             (0.918)
Distributions from net realized gains              (0.255)           (0.158)        (0.016)              --              (0.019)
Distributions in excess of net
   realized gains                                      --            (0.022)            --               --                  --
                                                 --------         ---------       --------         --------            --------
Total distributions                                (1.039)           (1.049)        (0.918)          (0.943)             (0.937)
                                                 --------         ---------       --------         --------            --------
Net asset value:
   End of year                                   $ 12.405         $  12.041       $ 12.219         $ 11.318            $ 11.354
                                                 ========         =========       ========         ========            ========
Total return                                       11.81%             7.31%         16.66%            8.38%              12.83%

Net assets (in millions):
   End of year                                   $ 129.11           $ 88.15         $66.98           $43.07              $40.03
Ratio of expenses to average
   net assets                                       0.54%             0.56%          0.57%            0.57%               0.59%
Ratio of net investment income
   to average net assets                            6.37%             7.28%          7.96%            8.40%               8.35%
Portfolio turnover rate                            58.81%            39.51%         61.85%           69.93%              64.77%

                                MML BLEND FUND

                                         1998           1997           1996           1995              1994
                                         ----           ----           ----           ----              ----
Net asset value:
   Beginning of year                  $ 24.080      $  21.973       $  20.519      $  17.672        $  18.305
                                      --------      ---------       ---------      ---------        ---------

Income from investment operations:
Net investment income                    0.417          0.843           0.824          0.811            0.707
Net realized and unrealized
   gain (loss) on investments
   and forward commitments               2.360          3.692           1.990          3.246           (0.271)
                                     ---------     ----------       ---------      ---------       ----------
Total from investment operations         2.777          4.535           2.814          4.057            0.436
                                     ---------     ----------       ---------      ---------       ----------
Less distributions:
Dividends from net investment income    (0.416)        (0.843)         (0.824)        (0.811)          (0.707)
Distributions from net realized gains   (1.358)        (1.585)         (0.536)        (0.399)          (0.359)
Distributions in excess of net
   realized gains                           --             --              --             --           (0.003)
                                     ---------     ----------       ---------      ---------       ----------
Total distributions                     (1.774)        (2.428)         (1.360)        (1.210)          (1.069)
                                     ---------     ----------       ---------      ---------       ----------
Net asset value:
   End of year                       $  25.083     $   24.080       $  21.973      $  20.519        $  17.672
                                     =========     ==========       =========      =========       ==========
Total return*                           13.56%         20.89%          13.95%         23.28%            2.48%

Net assets (in millions):
   End of year                       $2,814.69     $2,471.83        $2,093.99      $1,823.14        $1,444.26
Ratio of expenses to average
   net assets                            0.37%         0.38%            0.38%          0.38%            0.39%
Ratio of net investment income
   to average net assets                 3.43%         3.56%            3.87%          4.19%            3.93%
Portfolio turnover rate                 28.64%        21.20%           19.10%         30.78%           26.59%


                                         1993          1992            1991            1990             1989
                                         ----          ----            ----            ----             ----
Net asset value:
   Beginning of year                 $  17.846    $   17.307         $ 14.839        $15.428          $13.876
                                     ---------    ----------          --------       --------         --------
Income from investment operations:
Net investment income                    0.655         0.707            0.736          0.792            0.823
Net realized and unrealized
   gain (loss) on investments
   and forward commitments               1.057         0.880            2.771         (0.445)           1.921
                                     ---------    ----------          --------       --------         --------
Total from investment operations         1.712         1.587            3.507          0.347            2.744

Less distributions:
Dividends from net investment income    (0.655)       (0.707)          (0.736)        (0.811)          (0.835)
Distributions from net realized gains   (0.598)       (0.326)          (0.303)        (0.125)          (0.357)
Distributions in excess of net
   realized gains                           --        (0.015)              --             --               --
                                     ---------    ----------          --------       --------         --------
Total distributions                     (1.253)       (1.048)           (1.039)        (0.936)          (1.192)
                                     ---------    ----------          --------       --------         --------
Net asset value:
   End of year                       $  18.305    $   17.846          $ 17.307       $ 14.839         $ 15.428
                                     =========    ==========          ========       ========         ========
Total return*                            9.70%         9.36%            24.00%          2.37%           19.96%

Net assets (in millions):
   End of year                       $1,296.54    $1,1013.28          $ 797.04       $ 574.15         $ 524.29
Ratio of expenses to average
   net assets                            0.40%         0.41%             0.42%          0.44%            0.45%
Ratio of net investment income
   to average net assets                 3.60%         4.07%             4.54%          5.37%            5.57%
Portfolio turnover rate                 20.20%        25.43%            26.92%         24.55%           22.39%


*Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

                             MML EQUITY INDEX FUND

                                                              For the Period
                                                                May 1, 1997
                                                             (Commencement of
                                        For the year Ended   Operations) through
                                        December 31, 1998    December 31, 1997*
                                        -----------------    -------------------

Net asset value:
  Beginning of period                      $12.080                $10.000
                                          ---------              ---------
Income from investment operations:
Net investment income                        0.128                  0.092
Net realized and unrealized gain on
 investments                                 3.284                  2.101
                                          ---------              ---------
Total from investment operations             3.412                  2.193
                                          ---------              ---------
Less distributions:
Dividends from net investment income        (0.128)                (0.092)
Distributions from net realized gains       (0.104)                (0.021)
                                          ---------              ---------
Total distributions                         (0.232)                (0.113)
                                          ---------              ---------
Net asset value:
  End of year                              $15.260                $12.080
                                          =========              =========
Total return***                             28.22%                 21.39%**
Net assets (in millions):                  $36.07                 $24.20
Ratio of operating expenses to average
 net assets:
  Before expense waiver                      0.60%                  0.43%**
  After expense waiver                       0.50%                    --
Ratio of net investment income to
 average net assets:
  Before expense waiver                      0.91%                  0.80%**
  After expense waiver                       1.01%                    --
Portfolio turnover rate                      5.19%                  2.00%


   * The Fund commenced operations on May 1, 1997.
  ** Percentages represent results for the period and are not annualized.
 *** Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown.

                       MML SMALL CAP VALUE EQUITY FUND

                                                                For the Period
                                                                 June 1, 1998
                                                                (Commencement
                                                                of Operations)
                                                                    through
                                                               December 31, 1998

Net asset value:
  Beginning of period                                            $       10.000
                                                                 --------------
Income from investment operations:
Net investment income                                                     0.029
Net realized and unrealized loss on investments                          (1.506)
                                                                 --------------
Total from investment operations                                         (1.477)
                                                                 --------------
Less distributions:
Dividends from net investment income                                     (0.030)
                                                                 --------------
Total distributions                                                      (0.030)
                                                                 --------------
Net asset value:
  End of year                                                    $        8.493
                                                                 ==============

Total return**                                                          (14.77%)
Net assets (in millions):                                                $10.44
Ratio of expenses to average net assets:
  Before expense waiver                                                   0.85%*
  After expense waiver                                                    0.44%*
Ratio of net investment income to average net assets
  Before expense waiver                                                   0.81%*
  After expense waiver                                                    0.42%*
Portfolio turnover rate                                                  23.40%*


 *Percentages represent results for the period and are not annualized.

**Total return shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown.

Appendix

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices may be changed by the Board of Trustees without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Year 2000 Issue

Like other businesses and governments around the world, the Funds could be adversely affected if the computer systems used by the Funds' service providers and those with which they do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 Issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 Issue. MassMutual is addressing the Year 2000 Issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Funds that the Year 2000 Issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Funds' other service providers, including sub-advisers to the Funds, and others with which MassMutual and the Funds conduct business to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Funds invest could be adversely impacted by the Year 2000 Issue. The extent of such impact cannot be predicted.

Derivatives Transactions

Although each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information, the Funds' use of derivatives, other than forward contracts, is minimal.

The Funds may use derivatives to attempt to:

 . protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in relevant markets (for example, in the debt securities markets generally due to increasing interest rates);

 .  facilitate selling securities for investment reasons;

 . protect a Fund's unrealized gains or limit unrealized losses in the value of its securities;

 . establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities;

 . manage the effective maturity or duration of fixed-income securities in a Fund's portfolio; or

 .  manage its exposure to changing security prices (collectively, "Derivatives
   Transactions").

Most, if not all, of these derivatives transactions will involve the portfolios of MML Managed Bond Fund and the Bond Segment of MML Blend Fund as MML Series Investment Fund has no present intent to enter into derivatives transactions with regard to MML Equity Fund, the Equity or Money Market Segments of MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund or MML Small Cap Growth Equity Fund. The Funds will not use derivatives for speculative purposes.

MML Equity Index Fund may buy or sell stock index futures and other similar instruments, as more fully discussed in the Statement of Additional Information. MML Equity Index Fund may purchase stock index futures in anticipation of taking a market position when, in the opinion of Mellon Equity, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. Investments in stock index futures typically require greater available cash balances than do investments in Standard & Poor's Depositary Receipts.

Although MML Equity Index Fund will not be a commodity pool, derivatives subject this Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, MML Equity Index Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized gains and unrealized losses on such contracts.

Standard & Poor's Depositary Receipts

MML Equity Index Fund may invest in Standard & Poor's Depositary Receipts when, in the opinion of Mellon Equity, available cash balances would not otherwise allow the Fund to invest such cash balances in a manner that adequately corresponds to the Index. Investments in these depositary receipts typically require less available cash balances than do investments in stock index futures.

These depositary receipts represent an interest in the portfolio of S&P 500 stocks held by a unit investment trust. They trade on the American Stock Exchange and may be bought and sold like common stock at any time during the trading day. Holders of the depositary receipts are entitled to receive dividends that accrue to stocks held by the unit investment trust, less trust expenses. An investment in these depositary receipts is intended to provide investment results that generally correspond to the price and yield performance of the Index.

Forward Contracts or "When Issued" Securities

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by any of the Funds will assist it in achieving its investment objectives. Risks inherent in the use of derivatives include:

 . the risk that interest rates and securities prices will not move in the direction anticipated;

 . imperfect correlation between the prices of forward contracts and the prices of the securities being hedged;

 . the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and

 . the fact that forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This is in addition to the risk of decline of the Fund's other assets.

A Fund will not enter into a forward contract if, as a result, more than 25% of the Fund's total assets would be in one or more segregated accounts covering forward contracts.

Options and Futures Contracts

MML Growth Equity Fund and MML Small Cap Growth Equity Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

MML Growth Equity Fund and MML Small Cap Growth Equity Fund may also enter into stock index futures contracts. These Funds enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these hedging transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Portfolio Management

MassMutual, Babson, MFS, J.P. Morgan and Waddell & Reed (collectively the "Advisers") intend to use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. The Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Advisers' ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from these trends. Such trading places an added burden on the Advisers' ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If the Advisers' evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Advisers believe the result of trading, net of transaction costs, will benefit the Funds.

Restricted And Illiquid Securities

None of the Funds currently expect to invest in restricted or illiquid securities. However, each Fund may invest not more than 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided such securities are determined to be liquid by Funds' Board of Trustees, or by the Advisers, pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Securities Lending

MML Blend Fund, MML Equity Index Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund may seek additional income by making loans of portfolio securities of not more than 33% of their respective total assets taken at current value. MML Managed Bond Fund may also make loans of portfolio securities of not more than 10% of its total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially.

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

Loans will be made only to borrowers deemed by the Advisers to be of good standing.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) so that an orderly investment program may be carried out in accordance with the Fund's investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities and MML Equity Fund may also invest in non-convertible preferred stocks. Taking this type of temporary defensive position may affect a Fund's ability to achieve its investment objective.

Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Blend Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by a Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For a more detailed description of dollar roll transactions, see the Statement of Additional Information.

Money Market Instruments

All Funds, including MML Equity Index Fund, may invest in money market instruments when they have cash reserves. These investments consist of U.S. government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. The Statement of Additional Information describes these instruments more fully.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

MML Growth Equity Fund and MML Small Cap Growth Equity Fund may also invest in foreign securities known as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

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

Mortgage-Backed U.S. Government Securities and CMOs

The Funds may invest in mortgage-backed U.S. securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and also, in the case of CMOs, by private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. government securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of a Fund's shares. These government agencies may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities. When prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized when the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, that pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Funds would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

 . MML Managed Bond Fund and the Bond Segment of MML Blend Fund each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual's intent not to invest more than 25% of any one of these Funds' total assets in either the electric utility or telephone industries.

Industry Diversification

MML Equity Index Fund is classified as non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. government securities.

                          MML SERIES INVESTMENT FUND
                               1295 State Street
                     Springfield, Massachusetts 01111-0001

Learning More About the Funds

You can learn more about the Funds by reading the Funds' Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the report and a listing of portfolio securities. The SAI will provide you more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund: You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-800-767-1000, ext. 8480 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention Shareholder Services, F471.

From the SEC: You may review information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC's Internet site at http://www.sec.gov. When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds' SEC file number: 811-2224.

                                   MML SERIES
                                INVESTMENT FUND
                               1295 State Street
                        Springfield, Massachusetts 01111

                               INVESTMENT MANAGER

                  Massachusetts Mutual Life Insurance Company
                               1295 State Street
                        Springfield, Massachusetts 01111

                            INVESTMENT SUB-ADVISERS

David L. Babson and Company, Incorporated     Massachusetts Financial Services Company
           One Memorial Drive                           500 Boylston Street
      Cambridge, Massachusetts 02142               Boston, Massachusetts 02116-3741

       Mellon Equity Associates, LLP           J.P. Morgan Investment Management, Inc.
            500 Grant Street                          522 Fifth Avenue Suite
   3700 Pittsburgh, Pennsylvania 15258                New York New York 10036

                  Waddell & Reed Investment Management Company
                                   630 Lamar
                          Overland Park, KS 66202-4247

                            INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
                                2300 Tower Square
                                1500 Main Street
                        Springfield, Massachusetts 01101

                                   CUSTODIANS

  Citibank, N.A.          Boston Safe Deposit and Trust         Investors Bank & Trust
 111 Wall Street                     Company                           Company
New York, New York              One Boston Place                 200 Clarendon Street
                           Boston, Massachusetts 02108        Boston, Massachusetts 02116

                             PRINCIPAL UNDERWRITER

                             MML Distributors, LLC
                                1414 Main Street
                        Springfield, Massachusetts 01144

                                 CO-UNDERWRITER

                          MML Investors Services, Inc.
                                1414 Main Street
                             Springfield, MA 01144

                                 LEGAL COUNSEL

                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

42